UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

INCEPTION GROWTH ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	OTC Markets Group, Inc
Common Stock, par value $0.0001 per share	IGTA	OTC Markets Group, Inc
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	OTC Markets Group, Inc
Rights, each to receive one-tenth of one share of common stock	IGTAR	OTC Markets Group, Inc

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 19, 2025, Inception Growth Acquisition Limited (the “Company” or “Inception Growth”) held its special meeting of stockholders (the “Meeting”), at which the stockholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Original Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2025, as amended and supplemented by a Supplement No. 1 filed with the SEC on June 26, 2025 (“Supplement No. 1”), a Supplement No. 2 filed with the SEC on July 31, 2025 (“Supplement No. 2”) and a Supplement No. 3 filed with the SEC on August 14, 2025 (“Supplement No. 3”) (the Original Proxy Statement, as amended and supplemented by Supplement No. 1, Supplement No. 2 and Supplement No. 3, the “Proxy Statement”). Capitalized terms not otherwise defined herein shall have the same meaning ascribed thereto in the Proxy Statement.

On May 27, 2025, the record date for the Meeting, there were 2,917,490 shares of common stock of the Company entitled to vote at the Meeting. On August 19, 2025, the Company held the Meeting, of which 2,197,168 (or approximately 75.31%) shares of common stock of the Company entitled to vote, were represented in the Meeting either in person or by proxy.

The final results for each of the matters submitted to a vote of Company stockholders at the Meeting are as follows:

1. Redomestication Merger Proposal

Stockholders approved the proposal for the redomestication of Inception Growth from Delaware to the British Virgin Islands, to be accomplished by the merger of Inception Growth with and into IGTA Merger Sub Limited, a British Virgin Islands business company and wholly owned subsidiary of Inception Growth (such company before the Business Combination is referred to as “Purchaser” and upon and following the Share Exchange is hereinafter sometimes referred to as “PubCo”), with PubCo surviving the merger, and that the Plan of Merger, and any and all transactions provided for in the Plan of Merger, be approved. Approval of the Redomestication Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding IGTA Shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote and voted thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,181,673	15,466	29	0

2. Share Exchange Proposal

Stockholders approved the proposal for the exchange of up to 16,000,000 PubCo Ordinary Shares for all the issued and outstanding ordinary shares of AgileAlgo, resulting in AgileAlgo becoming a wholly owned subsidiary of PubCo. Approval of the Share Exchange Proposal requires the affirmative vote of the holders of a majority of the IGTA Shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,181,092	15,006	1,070	0

3. Nasdaq Proposal

Stockholders approved the proposal, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of (i) PubCo Ordinary Shares by PubCo as the surviving entity in connection with the Business Combination, and (ii) the issuance of an aggregate of up to $30,000,000 of PubCo Ordinary Shares from time to time to Yorkville over a 36-month period following the Closing pursuant to the Yorkville Financing (a component of which includes, without limitation, the reservation and registration of 4,500,000 PubCo Ordinary Shares for issuance in connection with the Yorkville Notes). The approval of the Nasdaq Proposal requires the affirmative vote of holders of a majority of the IGTA Shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,181,162	15,006	1,000	0

4. Charter Proposal

Stockholders approved the proposal for, at the effective time of the Redomestication Merger, (i) the amendment and restatement of the memorandum and articles of association of PubCo by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of PubCo (as the surviving entity) in the form attached to the proxy statement/prospectus as Annex B, and (ii) the adoption of the new name by PubCo as “Prodigy, Inc.”. The approval of the Charter Proposal requires the affirmative vote of holders of a majority of the IGTA Shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,180,682	15,466	1,020	0

5. Governance Proposal

Stockholders approved the proposal for, on an advisory and non-binding basis, certain governance provisions in the amended and restated memorandum and articles of association of PubCo (as the surviving entity) in the form attached to the proxy statement/prospectus as Annex B. The approval of the Governance Proposal, which is a non-binding vote, requires the affirmative vote of holders of a majority of the IGTA Shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,181,162	15,006	1,000	0

6. NTA Requirement Amendment Proposal

Stockholders approved the proposal for the amendment of the certificate of incorporation of Inception Growth by adopting the fifth amendment to the amended and restated certificate of incorporation of Inception Growth in the form attached as Annex C to the proxy statement/prospectus, in order to eliminate from Inception Growth’s certificate of incorporation the limitation that it shall not redeem Public Shares to the extent that such redemption would cause Inception Growth’s net tangible assets to be less than $5,000,001. The approval of the NTA Requirement Amendment Proposal requires the affirmative vote of holders of sixty-five percent (65%) or more of all issued and outstanding IGTA Shares. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,181,878	15,241	49	0

7. Director Appointment Proposal

Stockholders approved the proposal for the appointment of six (6) directors of PubCo, namely Tay Yee Paa Tony, Lee Wei Chiang Francis, Lim Chee Heong, Loo Choo Leong, Seah Chin Siong and Wee Carmen Yik Cheng, effective upon the Closing. The approval of the Director Appointment Proposal requires the affirmative vote of holders of a majority of the IGTA Shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Tay Yee Paa Tony	2,180,680	16,488	0
Lee Wei Chiang Francis	2,180,673	16,495	0
Lim Chee Heong	2,180,673	16,495	0
Loo Choo Leong	2,180,671	16,497	0
Seah Chin Siong	2,180,680	16,488	0
Wee Carmen Yik Cheng	2,180,680	16,488	0

8. Incentive Plan Proposal

Stockholders approved the proposal for the adoption of the Incentive Plan by PubCo as the surviving entity of the Redomestication Merger with effect from the closing of the Business Combination. The approval of the Incentive Plan Proposal requires the affirmative vote of holders of a majority of the IGTA Shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,186,332	9,804	1,032	0

As there were sufficient votes to approve the above proposals, Proposal No. 9, the “Adjournment Proposal” described in the Proxy Statement was not presented to the stockholders.

Item 8.01. Other Events.

In connection with the stockholders vote at the Meeting, 126,395 shares of common stock were tendered for redemption. The Company plans to close the business combination as described in the Proxy Statement as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Inception Growth Acquisition Limited

Dated: August 19, 2025	/s/ Cheuk Hang Chow
Cheuk Hang Chow
Chief Executive Officer

4